UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      February 14, 2003

                       MYERS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (330) 253-5592

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure
On February 13, 2003, the Registrant issued a press release announcing the dividend payable April 2003. This press release, dated February 13, 2003, is attached as Exhibit 99.1 to this report.

Item 7.	Financial Statements and Exhibits
(c) Exhibits
99.1	The Registrant's February 13, 2003, press release announcing the dividend payable April 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc
(Registrant)

DATE February 14, 2003	BY /s/ Gregory J. Stodnick
Gregory J. Stodnick
Vice President - Finance

News Release
NYSE: MYE

Contact:
Gregory J. Stodnick
Vice President, Finance & Chief Financial Officer
(330) 253-5592

MYERS INDUSTRIES DECLARES QUARTERLY DIVIDEND

FOR IMMEDIATE RELEASE: February 13, 2003, Akron, Ohio--The Board of Directors of Myers Industries, Inc. (NYSE: MYE) today declared a regular $.05 per share dividend. The dividend will be paid April 1, 2003, to shareholders of record as of March 7, 2003.

Myers Industries, Inc. is an international manufacturer of polymer products for industrial, agricultural, automotive, commercial, and consumer markets. The Company is also the largest wholesale distributor of tools, equipment, and supplies for the tire, wheel, and undervehicle service industry in the U.S. Visit www.myersind.com to learn more.

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